PRUDENTIAL FLEXGUARD® NEW YORK
FLEXIBLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated July 1, 2024
To
Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement describes certain changes and updates to your Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

(1) In the “Glossary of Terms” section of the Prospectus the definition of “Application Sign Date” is amended and restated as follows:
Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.

(2) In the “Investment Options” section of the Prospectus the following is amended and restated.
●
The last sentence of the first paragraph under INDEX STRATEGIES is restated as follows:

We currently offer the following Index Strategies: Point-to-Point with Cap, Tiered Participation Rate and Dual Directional.

●
The following is added under INDEX STRATEGIES following the description of the Tiered Participation Rate Index Strategy:
The Dual Directional Index Strategy provides (i) an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and (ii) an Index Credit equal to the absolute value of the Index Return when the Index Return is negative and within or equal to the Buffer and (iii) an Index Credit that is negative and equal to the Index Return plus the Buffer, when the Index Return is negative and exceeds the Buffer.
(1)
If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
(2)
If the Index Return is negative and is within or equal to the Buffer, then the Index Credit will be the absolute value (without regard to the mathematical sign (positive or negative)) of the Index Return. Otherwise, if the Index Return is negative and exceeds the Buffer, then the Index Credit will be negative and equal to the Index Return plus the Buffer.
(3)
Offers a level of protection with growth potential in certain cases when the Index Return is negative.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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